                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant [ xx ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement   [    ]   Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ xx ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Rule 14a-12


                          AMERICAN ECOLOGY CORPORATION
                  ---------------------------------------------
                (Name of Registrant as Specified In Its Charter)




          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ xx ] No fee required
[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)     Title of each class of securities to which transaction applies:

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       2)     Aggregate number of securities to which transaction applies:

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       3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
       (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       4)     Proposed maximum aggregate value of transaction:

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       5)     Total fee paid:

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[    ] Fee paid previously with preliminary materials.
[    ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

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       2)     Form, Schedule or Registration Statement No.:

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       3)     Filing Party

              -----------------------------------------------------------------

       4)     Date Filed:

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


                          AMERICAN ECOLOGY CORPORATION
                             805 W. Idaho, Suite 200
                             Boise, Idaho 83702-8916
                                 (208) 331-8400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 13, 1999

         The Annual Meeting of Stockholders of American Ecology Corporation (the "Company") will be held on May 13, 1999, at 10:00 a.m., Mountain Daylight Time, at Boise Centre on the Grove, The Perch Room, 850 West Front Street, Boise, Idaho.

         The meeting is being held to consider and act upon the following matters:

         1.   To elect eight directors of the Board of Directors;

         2. To amend the Company's 1992 Employee Stock Option Plan and increase the shares available for grant from 800,000 to 1,300,000;

         3. To amend the Company's Restated Certificate of Incorporation to increase authorized common stock from 25,000,000 to 50,000,000 shares;

         4. To ratify the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent auditors for fiscal year 1999; and

         5. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 23, 1999 as the record date for determining those stockholders who will be entitled to vote at the meeting and any adjournments or postponements thereof. A list of stockholders will be available for inspection for a period of 10 days prior to the meeting at the Company's principal office identified above and will also be available for inspection at the meeting.

         Please sign and date the enclosed proxy and return it promptly in the enclosed self-addressed pre-paid envelope. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            PHILLIP K. CHATTIN
                                            Secretary


Boise, Idaho
April 12, 1999

                          AMERICAN ECOLOGY CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 1999

                                 PROXY STATEMENT

                         -------------------------------

      This Proxy Statement relates to the Annual Meeting of Stockholders of American Ecology Corporation, a Delaware corporation (the "Company"), to be held on May 13, 1999, at 10:00 a.m., Mountain Daylight Time, at Boise Centre on the Grove, The Perch Room, 850 West Front Street, Boise, Idaho, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about April 12, 1999. THEY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $.01 PER SHARE ( "COMMON STOCK"), FOR USE AT THE MEETING. Holders of preferred stock of the Company do not have voting rights with respect to the matters to be considered at the meeting.

         The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation therefor. The Company has retained ChaseMellon Shareholder Services, L.L.C. to aid in the solicitation of proxies. Estimated fees expected to be incurred by the Company in this connection should not exceed $10,000. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

         All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Meeting who expresses a desire to vote his shares in person. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

         STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998 is being furnished with this Proxy Statement to stockholders of record on March 23, 1999. The Annual Report to Stockholders does not constitute a part of the proxy soliciting material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company fixed March 23, 1999 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date there were 13,557,275 shares of common stock issued and outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders, except that in electing directors, each stockholder is entitled to cumulate his or her votes and give any one candidate an aggregate number of votes equal to the number of directors to be elected (eight) multiplied by the number of his or her shares, or to distribute such aggregate number of votes among as many candidates as he or she chooses. For a stockholder to exercise cumulative voting rights, the stockholder must give notice of his or her intention to cumulatively vote prior to the Meeting, or at the Meeting in person, prior to voting. If any stockholder has given such notice, all stockholders may cumulatively vote. The holders of proxies will have authority to cumulatively vote and allocate such votes in their discretion to one or more of the director nominees. The holders of the proxies solicited hereby do not, at this time, intend to cumulatively vote the shares they represent, unless a stockholder indicates his intent to do so, in which instance the proxy holders intend to cumulatively vote all the shares they hold by proxy in favor of some or all of the director nominees identified herein.

         The holders of a majority of the outstanding shares of common stock on the Record Date present at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the meeting. An affirmative vote of a majority of the shares present and voting at the Meeting is required for approval of all matters. Abstentions and broker non-votes are each included in the determination of the number of shares present. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, and thus, have the effect of voting against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved, and thus, have no effect.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         DIRECTORS. At the Meeting, eight directors are to be elected to hold office until the next Annual Meeting of Stockholders or until the election and qualification of his or her respective successor. It is the intention of the persons named in the proxy to vote the proxies which are not marked to the contrary for the election as directors of the persons named below as nominees. If any such nominee refuses or is unable to serve as a director, the persons named as proxies may in their discretion vote for any or all other persons who may be nominated. The eight nominees receiving the greatest number of votes cast will be elected directors, provided that each nominee receives at least a majority of the votes cast.

Director nominees standing for election to serve until the 2000 Annual Meeting are:

                                                                                                     DIRECTOR
NAME                            AGE     POSITION WITH COMPANY               RESIDENCE                SINCE
----                            ---     ---------------------               ---------                -----
Rotchford L. Barker             62      Director                            Cody, WY.                1996
Paul C. Bergson                 54      Director                            Washington, D.C.         1996
Keith D. Bronstein              49      Director                            Chicago, IL.             1997
Patricia M. Eckert              51      Director                            San Francisco, CA.       1995
Edward F. Heil                  54      Director                            Chicago, IL.             1994
Jack K. Lemley                  64      Director, Chairman and              Boise, ID.               1992
                                        Chief Executive Officer
Paul F. Schutt                  66      Director                            Norcross, GA.            1994
John J. Scoville                63      Director                            Sebastopol, CA.          1984

         Rotchford L. Barker became a director in April 1996. Mr. Barker is an independent businessman and commodity trader. Mr. Barker has been a member of the Chicago Board of Trade for more than thirty years and has served on the board of directors of the exchange. Mr. Barker is also a director of Idacorp, an energy services holding company that owns Idaho Power Company.

         Paul C. Bergson became a director of the Company in February 1996. Mr. Bergson is a principal in Bergson & Company, a government relations consulting firm serving a range of clients in tax, environmental and chemical matters. Mr. Bergson is also a General in the U.S. Army Reserves, a member of the Board of Advisers of the Far East Studies Institute and serves on the boards of several philanthropic organizations.

         Keith D. Bronstein, a member of the Chicago Board of Trade and President of Tradelink LLC, became a director in January 1997. Previously he has served as a board member of the American Cancer Society, as lay board member of The University of Wisconsin Medical School, as a member of the Wisconsin Health Policy Board, and is a trustee member of Highland Park Hospital & Lakeland Health Service. Mr. Bronstein was a co-founder of S'Lil Pharmaceuticals, a bio-technology company involved in early-stage discovery and development of pharmaceutical drugs.

         Patricia M. Eckert currently practices law in California and is the owner of a telecommunications and energy consulting firm. Ms. Eckert formerly served as the President of the California Public Utilities Commission and as a Commissioner from 1989 to 1994.

         Edward F. Heil has been the Chairman of the Board of American Environmental Construction Company for more than the last five years.

         Jack K. Lemley is the Chairman of the Board and Chief Executive Officer of the Company. Prior to February 1995, he was an independent business consultant. From May 1989 through 1993, Mr. Lemley was Chief Executive Officer of Transmanche-Link J.V. which designed and built the tunnel and related transportation infrastructure to provide train service between England and France. Prior to his position at Transmanche-Link, Mr. Lemley founded Lemley and Associates, Inc. and was a management consultant to various clients in the industry. Mr. Lemley is also a director of Idacorp, an energy services holding company that owns Idaho Power Company.

         Paul F. Schutt has been the Chief Executive Officer and a director of Nuclear Fuel Services Inc. for more than the past 5 years. Mr. Schutt also led the formation of Advanced Recovery Systems, Inc., and NFS Radiation Protection Systems, Inc., and serves as a director on the boards of those companies. Mr. Schutt was a founding director in 1968 and President of Nuclear Assurance Corporation, Senior Planning Analyst for Union Carbide (AECOP), Oak Ridge, Tennessee, and held management positions in Marketing, Planning and Research and Development for Babcock & Wilcox Co.

         John J. Scoville is President of J.J. Scoville & Associates, Inc., a nuclear consulting firm. He was President of US Ecology, Inc., a subsidiary of the Company, from April 1981 to May 1990 and became a director of the Company in March 1984. Mr. Scoville was also a Vice President of the Company from May 1986 to May 1990.

         The Company is not aware of any involvement in legal proceedings by its directors or executive officers during the past five years that are material to an evaluation of the ability or integrity of such director or executive officer. There are no family relationships among the directors and executive officers of the Company.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

         During 1998, the Board of Directors held eight meetings. All directors except Ms. Eckert attended 75% or more of the meetings of the Board of Directors and Committees of the Board on which they served.

         The Committees of the Board of Directors during 1998 were the Nominating, Executive, Audit, Compensation and Finance Committees.

         The members of the Nominating Committee are Messrs. Lemley, Heil and Scoville. Mr. Scoville is chairman. The Nominating Committee searches for and recommends to the Board of Directors, qualified and experienced individuals to fill vacancies and new director seats, upon expansion of the board. The Nominating Committee did not meet during 1998.

         The members of the Executive Committee are Messrs. Lemley, Barker, Heil and Scoville. Mr. Lemley is chairman. Except certain powers which, under Delaware law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company. The Executive Committee met once in 1998.

         The members of the Audit Committee are Messrs. Bergson, Schutt and Ms. Eckert. Mr. Schutt is chairman. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the result when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee also meets with the Company's financial personnel to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions which may present a conflict of interest on the part of management or directors. The Audit Committee met three times in 1998.

         The members of the Compensation Committee are Messrs. Barker, Bergson, Heil and Schutt. Mr. Barker is chairman. The Compensation Committee reviews and approves executive officer and key employee compensation and benefits. It also administers the Company's employee stock option plan, approving the grant and terms of stock options to executives and key employees of the Company. The Compensation Committee met three times in 1998.

         The members of the Finance Committee are Messrs. Barker, Bronstein, Heil and Lemley. Mr. Bronstein is chairman. The Finance Committee meets to review and advise management with respect to the Company's financial transactions, investments and 401(k) plan. The Finance Committee met five times during 1998.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

         During 1998, no member of the Directors Compensation Committee was an officer or employee of the Company or any of its subsidiaries, or had any other relationship requiring disclosure by the Company under Item 404 of Securities and Exchange Commission regulations.

         During 1998, no executive officer of the Company served as: (i) a member of the compensation committee (or other board committee performing equivalent functions) of an unrelated entity, one of whose executive officers served on the Directors Compensation Committee of the Company, (ii) a director of an unrelated entity, one of whose executive officers served on the Directors Compensation Committee of the Company, or (iii) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

DIRECTORS' COMPENSATION.

         Directors who are not employees of the Company or its subsidiaries receive an annual fee of $16,000 payable quarterly, plus $1,333 for each special meeting attended in person, which at the director's discretion is payable quarterly in stock of the Company at its then market price. Directors who are employees of the Company receive no additional compensation for their service as directors. Mr. Lemley is the only director who is employed by the Company. All directors are reimbursed for their travel and other expenses involved in attendance at Board and committee meetings.

         In addition, each non-employee director is granted a stock option to purchase 7,500 shares of the Company's common stock at the time of his or her initial election to the Board, and upon each re-election to the Board is granted a stock option to purchase 10,000 shares of the Company's common stock. The grants are made in accordance with the terms of the directors' 1992 Stock Option Plan.

                                 PROPOSAL NO. 2

                         AMENDMENT OF STOCK OPTION PLAN
                  TO INCREASE COMMON STOCK AVAILABLE FOR GRANT

         The Company currently maintains one Stock Option Plan (the "Plan"), first adopted in 1992 and amended in 1994, which provides employees of the Company additional incentive for their service. There are currently only 81,928 options available for grant under the Plan.

         In the past, the Company has used stock options to attract and retain key employees, believing that employee stock ownership and stock-related compensation encourage parallel interests between employees and shareholders. Since only 81,928 options remain available for grant under the Plan, the Board of Directors determined it is necessary and appropriate to amend the Plan. Accordingly, the Board approved an amendment to make an additional 500,000 options available for issuance pursuant to the Plan and directed that the amendment be submitted to stockholders for approval and ratification.

         If approved, the amendment to the Plan will make an additional 500,000 options available for issuance. The following is a summary of the principal features of the current Plan, a copy of which is attached hereto as Exhibit A.

         Shares Subject to the Plan. Currently, up to an aggregate of 800,000 shares of the Company's Common Stock may be issued under the Plan. If amended, the Plan will provide for an aggregate of 1,300,000 shares of Common Stock to be issued (an increase of 500,000 shares). Shares which are not issued prior to expiration or termination of an option will be available for future option grants and do not increase the aggregate number of shares available under the Plan. The Plan provides for appropriate adjustment of shares available under the Plan and of shares subject to outstanding options in the event of any changes in the outstanding Common Stock of the Company by reason of recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction.

         Type of Options. Two types of options may be granted under the Plan:
(1) options intended to qualify as incentive stock options under the Internal Revenue Code, and (2) non-qualified stock options not specifically authorized or qualified for preferential federal income tax consequences. Generally, gains on the stock purchased through the exercise of incentive stock options are taxed to the recipient upon the sale of the stock. Gains in respect of non-qualified stock options are taxed upon the exercise of the option.

         Administration. The Plan is administered by the Company's Directors' Compensation Committee which is comprised of directors who are not eligible to participate the Plan.

         Eligibility and Participation. All employees, including employee directors, of the Company are eligible to participate in the Plan.

         Rights as a Stockholder. Except as expressly provided in the Plan, the recipient of an option has no rights as a stockholder (such as voting or dividends) with respect to shares covered by the recipient's option until the date of issuance of a stock certificate for such shares.

         Transferability. During the life of the option holder, any stock option will be exercisable only by the recipient, and will be transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

         Duration of the Plan. The Plan is effective until all options have been granted under the Plan or ten years from March 3, 1994, the date the Plan was last restated and approved.

         Purchase Price. The purchase price payable to exercise an option is set at the fair market value of the Common Stock on the date the option is granted. Payment in full for the number of shares purchased upon the exercise of options is required. On March 30, 1999 the closing price for the Common Stock on the NASDAQ National Market was $3.03 per share.

         Basic Terms of Options. Each option is evidenced by a stock option agreement containing terms and conditions not inconsistent with the provisions of the Plan. The Compensation Committee has discretion to set vesting schedules for options. When vested, options are exercisable in whole or in part upon grant until the option terminates or expires. Options expire within 10 years of grant and terminate 3 months after termination of employment or one year following the death of the holder.

         The Board of Directors recommends that stockholders vote FOR the proposed amendment to increase shares available for grant under the Stock Option Plan. Proposal No. 2 will be adopted if a majority of the outstanding common stock represented at the Meeting is voted in favor.


                                 PROPOSAL NO. 3

         AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
                             AUTHORIZED COMMON STOCK

         On April 1, 1999, the Board of Directors adopted a resolution approving and submitting to a vote of the stockholders an amendment to Article Fourth of the Company's Restated Certificate of Incorporation ("Certificate") to increase its authorized common stock from 25,000,000 to 50,000,000 shares. The text of Article Fourth as proposed to be amended is as follows:

         "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 50,000,000 shares of common stock, par value $.01 per share (the "Stock") and 1,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock" or "Preferred Shares")."

         The proposed increase in the authorized common stock is recommended by the Board of Directors to ensure the availability of an adequate supply of authorized unissued shares for the exercise of existing warrants and stock options and other corporate purposes as may be decided by the Board of Directors. The Company has, as of March 23, 1999, 13,557,275 shares of common stock outstanding, warrants exercisable for 5,634,063 shares of common stock, stock options exercisable for 1,335,572 shares of common stock, and preferred stock convertible into 909,060 shares of common stock. If all options, warrants and preferred stock are exercised, the Company would have 21,435,970 shares of common stock outstanding. Presently, the Company has no plans, commitments or other understanding with regard to the additional shares proposed for authorization. Actual issuance of additional shares requires approval of the Board of Directors.

         The Board of Directors recommends that stockholders vote FOR the proposed amendment to increase the Company's authorized common stock. The proposed amendment will be adopted if a majority of the outstanding common stock is voted in favor of the proposed amendment.


                                 PROPOSAL NO. 4

                              SELECTION OF AUDITORS

         The Board of Directors has selected Balukoff, Lindstrom & Co., P.A. ("Balukoff, Lindstrom"), as independent auditors for the Company's 1999 fiscal year. Balukoff, Lindstrom examined the financial statements of the Company for its 1996, 1997 and 1998 fiscal years. Representatives of Balukoff, Lindstrom will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         Although selection of auditors is not required to be submitted to a vote of the stockholders, the Board of Directors has decided to ask the stockholders to approve the selection and recommends that the stockholders vote FOR approval. If a majority of shares of common stock voting on this proposal at the Meeting does not vote to approve the selection, the Board of Directors will reconsider the selection.


                               EXECUTIVE OFFICERS

OFFICE HELD AS OF
APRIL 1, 1999                NAME                         AGE   CITY                STATE         DIRECTOR/OFFICER
-------------                ----                         ---   ----                -----         ----------------
Director, Chairman and Chief Jack K. Lemley               64    Boise               Idaho         1992-Director
Executive Officer                                                                                 1995-Chief Executive
                                                                                                  Officer
President....................Joseph J. Nagel              56    Boise               Idaho         February 12, 1998
Vice President...............Richard F. Paton             49    Oak Ridge           Tennessee     October 12, 1995
Vice President...............Robert S. Thorn              76    Boise               Idaho         May 22, 1996
Treasurer....................Ian P.F. Dorling             51    Boise               Idaho         March 27, 1996

         Mr. Lemley's business biography is located in the section concerning election of directors.

         Joseph J. Nagel joined the Company in 1996 as Vice President for Governmental and Regulatory Affairs. In February 1997, Mr. Nagel was appointed Executive Vice President and Chief Operating Officer of the Company's US Ecology subsidiary, and in February 1998 Mr. Nagel was appointed President and Chief Operating Officer of the Company. Prior to 1996, Mr. Nagel was the Administrator of the Idaho Division of Environmental Quality for six years.

         Richard F. Paton has been employed by the Company or its subsidiaries in various positions since 1986.

         Robert S. Thorn served as a consultant to the Company from November 1995 to May 1996 when he accepted the position of Vice President, Administration and Chief Accounting Officer. Prior to that time, Mr. Thorn served as a consultant with Lemley and Associates, Inc., a consulting engineering firm, from 1994 to November 1995 and before that as U.K. Controls Director for Transmanche-Link, J.V. which designed and built the tunnels and related transportation infrastructure to provide train service between England and France.

         Ian P.F. Dorling accepted employment with the Company in February 1996, and was appointed Treasurer in March 1996. Prior to that time, Mr. Dorling was the manager of cash management of Morrison - Knudsen Corporation, a Boise, Idaho based engineering and construction firm.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section 16 reports furnished to the Company and written statements confirming that no other reports were required, to the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were timely made.

                             EXECUTIVE COMPENSATION

         Set forth below is information regarding the compensation of the Company's Chief Executive Officer and the other most highly compensated executive officers for 1998.

         The following summary compensation table contains information regarding the compensation of each of the named executive officers for services rendered in all capacities during 1996, 1997 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION               LONG-TERM COMPENSATION       ALL OTHER
          NAME AND PRINCIPAL                      -------------------               ----------------------    COMPENSATION(1)
               POSITION                    YEAR         SALARY        BONUS         GRANT        OPTIONS     ---------------
               --------                    ----         ------        -----         -----        -------
                                                                                                (SHARES)
                                                                                                --------
Jack K. Lemley.........................    1998        $150,000        -0-           -0-         424,922          $21,866
    Chairman, Chief Executive              1997        $150,000        -0-        $42,187(2)     150,000          $ 9,563
               Officer                     1996        $150,000        -0-           -0-           -0-            $   762

Joseph J. Nagel(3).....................    1998        $118,654        -0-           -0-          10,000          $ 4,539
    President, Chief Operating             1997        $ 93,461        -0-           -0-          10,000          $ 3,392
               Officer                     1996        $ 52,075        -0-           -0-           -0-            $   550


Richard F. Paton.......................    1998        $ 96,807        -0-           -0-           3,000          $ 3,358
    Vice President                         1997        $ 96,900        -0-           -0-           -0-            $ 3,361
                                           1996        $ 96,890        -0-           -0-           -0-            $ 3,198

Robert S. Thorn(4).....................    1998        $ 95,000        -0-           -0-           2,000          $ 2,030
    Vice President                         1997        $ 97,769        -0-           -0-          10,000          $ 2,030
                                           1996        $ 59,558        -0-           -0-           -0-            $41,328


-------------------------------

  (1) Includes the amount of premium paid by the Company for group term life insurance with benefits for each named executive officer, and the amount of the Company's matching contribution under the Company's 401(k) Savings Plan and the Company's Retirement Plan, and in the case of Mr. Lemley, the premium paid on a split benefit whole life insurance policy and automobile lease.

  (2) On September 11, 1997 Mr. Lemley was granted 25,000 shares of the Company's common stock by the Board of Directors upon recommendation of the Compensation Committee. The market value of the stock at the time of the grant is stated.

  (3) Mr. Nagel joined the Company on April 15, 1996.

  (4) Mr. Thorn became an employee May 1, 1996 with an annual salary of $95,000. Prior to becoming an employee (November 26, 1995 - April 30, 1996), he was paid $10,000 per month as a consultant.

       The following table provides information concerning 1998 stock option grants to the Company's executive officers.

                               1998 OPTION GRANTS

                                           INDIVIDUAL GRANTS
                         -------------------------------------------------------     POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF STOCK PRICE
                                                                                          APPRECIATION FOR OPTION TERM
                                                                                 ----------------------------------------------
                         NUMBER OF      PERCENT OF                                       5%                     10%
                         SECURITIES     ALL OPTIONS                              ---------------------- -----------------------
                         UNDERLYING     GRANTED TO    EXERCISE                   STOCK                  STOCK
NAME                     OPTIONS(5)     EMPLOYEES     PRICE        EXPIRES       PRICE     VALUE        PRICE      VALUE
------------------------ -------------- ------------- ------------ ------------- --------- ------------ ---------- ------------
Jack K. Lemley             424,922        87.27       $ 1.06       2/13/08       $ 1.73    $283,265       $ 2.75     $717,849
Joseph J. Nagel             10,000         2.05       $ 1.25       2/12/08       $ 2.04    $  7,900       $ 3.24     $ 19,900
Richard F. Paton             3,000         0.62       $ 1.25       2/12/08       $ 2.04    $  3,370       $ 3.24     $  5,970
Robert S. Thorn              2,000         0.41       $ 1.25       2/12/08       $ 2.04    $  1,580       $ 3.24     $  3,980


       The following table provides information concerning executive officers' stock options exercised in 1998 and those remaining outstanding at the end of 1998.

             AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END VALUES

                                                                  NUMBER OF SHARES                 VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS(6)
                              SHARES                                  OPTIONS                       AT FISCAL YEAR-END
                            ACQUIRED ON       VALUE       ---------------------------------- -----------------------------------
NAME                         EXERCISE        REALIZED     EXERCISABLE     UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
------------------------- ---------------- -------------- --------------- ------------------ --------------- -------------------
Jack K. Lemley                  -0-             N/A          695,422            100,000       $ 78,058.17           -0-
Joseph J. Nagel                 -0-             N/A           14,000              6,000           -0-               -0-
Richard F. Paton                -0-             N/A            6,200              1,800           -0-               -0-
Robert S. Thorn                 -0-             N/A           11,300              1,200           -0-               -0-



----------------------------

  (5) Options granted were exercisable as of the option grant date, which was February 13, 1998 with respect to Mr. Lemley and February 12, 1998 with respect to Messrs. Nagel and Thorn.

  (6) A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company's common stock was $1.25 per share on the NASDAQ National Market on December 31, 1998.

COMPENSATION COMMITTEE REPORT.(7)

         The Compensation Committee of the Board of Directors is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. The Committee also reviews and approves the Company's compensation and benefit plans and administers the key employee and executive officer 1992 Stock Option Plan. This Report describes the basis on which the 1998 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Company.

         The Company believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

         1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.

         2. Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.

         3. Executive compensation programs should reflect and promote the Company's overall value, business standards and reward individuals for outstanding contributions to the Company.

         4. Short and long term executive compensation are critical factors in attracting and retaining well qualified executives.

         Currently the Company has a compensation program based on three components: a base salary, a related bonus program tied to Company performance, and a stock option program. The Compensation Committee regularly reviews the various components of the compensation program to ensure that they are consistent with the Company's objectives.

         BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. In addition, the Compensation Committee takes into account (i) the performance of the Company and the roles of the individual executive officers with respect to such performance, and (ii) the particular executive officer's specific experience and responsibilities, and the performance of such executive officer in those areas of responsibility. The base salaries for 1998 were established by the Committee at levels believed to be at or somewhat below competitive amounts paid to executives of companies in the environmental industry with comparable qualifications, experience and responsibilities. During 1998, Jack K. Lemley, the chief executive officer of the Company received a base salary of $150,000, which the Committee believes to be



--------------------------

  (7) Notwithstanding filings by the Company with the Securities and Exchange Commission ("SEC") that have incorporated or may incorporate by reference other SEC filings in their entirety, this Compensation Committee Report shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

below the average of the base salary for chief executive officers with comparable qualifications, experience and responsibilities of other companies in the environmental industry.

         ANNUAL INCENTIVES -- The bonus program provides direct financial incentives in the form of an annual cash bonus to executive officers and key employees to achieve and exceed the Company's annual goals. The Committee awards cash bonuses based on the performance of the Company relative to its budgeted net income for the fiscal year and other pertinent absolute and relative criteria. There were no cash bonuses paid to the executive officers of the Company in 1998.

         LONG-TERM INCENTIVES -- The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and stock market performance. Stock options are granted at the market value on the grant date and will only have value if the Company's stock price increases. During 1998 the Company granted Mr. Lemley options to purchase 424,922 shares of the Company's common stock at $1.063 per share. Other employees were granted options to purchase a total of 62,000 shares of the Company's common stock at prices ranging between $1.25 and $1.69.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth, as of March 10, 1999, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock by (a) beneficial owners of more than five percent; and (b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(a) BENEFICIAL OWNERS

                  NAME AND ADDRESS                         NUMBER OF SHARES              PERCENT OF
                 OF BENEFICIAL OWNER                      BENEFICIALLY OWNED               CLASS
                 -------------------                      ------------------               -----

Edward F. Heil(8)....................................          5,475,539                   35.11%
631 East Butterfield Road, Suite 302
Lombard, Illinois  60148

Harry J. Phillips, Jr.(9)............................          2,957,739                   20.47%
3 Riverway, Suite 170
Houston, Texas  77056

Rotchford L. Barker(10)..............................          3,163,805                   20.66%
40 County Road 2AC
Cody, Wyoming  82414

Jack K. Lemley(11)...................................            968,220                    6.74%
805 West Idaho, Suite 200
Boise, Idaho  83702

Fayez Sarofim(12)....................................            884,093                    6.52%
Fayez Sarofim & Co.
2907 Two Houston Center
Houston, Texas  77010


-------------------------------

  (8) Pursuant to a Schedule 13-D/A filing on February 10, 1999, Mr. Heil reported that 2,808,874 shares of common stock are beneficially owned individually by Mr. Heil and 629,460 shares are beneficially owned by Mr. Heil in his capacity as trustee of a trust. Also included in the table are 47,500 shares subject to option; 559,705 shares of common stock if 35,245.90 Series D Preferred stock is converted; 430,000 shares of common stock if Series D Warrants are exercised; and 1,000,000 shares of common stock if Series E Warrants are exercised.

  (9) Pursuant to a Schedule 13-D/A filing on February 16, 1996, Mr. Phillips reported that he may be deemed the beneficial owner of 952,608 shares of common stock, 1,110,206 shares of common stock owned of record by ECOL Partners II, Ltd. ("Ecol Partners II") and 2,352 shares owned of record by Phillips Investments, Inc. As the sole shareholder of Phillips Investments, Inc., which is the general partner of ECOL Partners II, Mr. Phillips shares voting and investment power over the common stock owned by Phillips Investments, Inc. and ECOL Partners II. In addition, Mr. Phillips owns 47,895.12 shares of Series D Preferred which may be converted into 413,622.26 shares of common stock and Series D Warrants for 478,951.2 shares of common stock.

  (10) Pursuant to a Schedule 13-D filing on February 10, 1999, Mr. Barker reported beneficial shares owned including 1,407,631 shares of common stock and 1,756,174 derivative shares. The derivative shares include 50,147 shares if Series D preferred is converted, 38,526 shares if Series D Warrants are exercised, 1,650,000 shares if Series E Warrants are exercised, and 17,500 options.

  (11) Mr. Lemley's beneficial shares include 160,000 shares of common stock, and 808,220.30 derivative shares. The derivative shares include 52,271.20 shares if Series D preferred is converted, 60,527.10 shares if Series D Warrants are exercised and 695,422 options exercisable within 60 days.

  (12) Pursuant to a Schedule 13-G/A filing on February 12, 1999, Fayez Sarofim & Co., a registered investment advisor and Mr. Fayez Sarofim reported that they may be deemed the beneficial owner for reporting purposes of an aggregate 844,093 shares of the Company's common stock.

(b)  DIRECTORS AND EXECUTIVE OFFICERS

       NAME OF BENEFICIAL OWNER            AMOUNT AND NATURE OF BENEFICIAL                PERCENT OF CLASS
       ------------------------            -------------------------------                ----------------
                                                      OWNERSHIP
                                                      ---------
DIRECTORS
Rotchford L. Barker(11)                               3,163,805                                     20.66
Paul C. Bergson(13)                                     234,513                                      1.71
Keith D. Bronstein(14)                                  559,961                                      4.05
Patricia M. Eckert(15)                                   37,500                                       *
Edward F. Heil(9)                                     5,475,539                                     35.11
Jack K. Lemley(12)                                      968,220                                      6.74
Paul F. Schutt(16)                                      220,032                                      1.61
John J. Scoville(17)                                    134,729                                       *

                                                                                        * indicates less than 1%



EXECUTIVE OFFICERS
Ian P.F. Dorling(18)                                      2,364                                       *
Joseph J. Nagel(19)                                      29,000                                       *
Richard F. Paton(20)                                      6,780                                       *
Robert S. Thorn(21)                                      16,900                                       *

All directors and executive officers
as a group                                           10,849,343                                     57.41%


--------------------------------

  (13) Mr. Bergson's beneficial ownership includes 97,013 shares of common stock, 37,500 options and Series E Warrants exercisable for 100,000 shares of common stock.

  (14) Mr. Bronstein's beneficial ownership includes 282,461 shares of common stock, 27,500 options and Series E Warrants exercisable for 250,000 shares of common stock.

  (15) Ms. Eckert's beneficial ownership includes 5,000 shares of common stock and 32,500 options.

  (16) Mr. Schutt's beneficial ownership includes 94,447 shares of common stock, 27,500 options, 45,453 shares if 5,263 Series D preferred shares are converted and Series D Warrants exercisable for 52,632 shares of common stock.

  (17) Mr. Scoville's beneficial ownership includes 14,325 shares of common stock, 60,500 options, 7,272 shares if 842 Series D preferred shares are converted and Series D Warrants exercisable for 52,632 shares of common stock.

  (18) Mr. Dorling's beneficial ownership includes 1764 shares of common stock held in the Company's 401(k) plan and 600 options exercisable within 60 days.

  (19) Mr. Nagel's beneficial ownership is comprised of 29,000 options exercisable within 60 days.

  (20) Mr. Paton's beneficial ownership includes 1,780 shares of common stock held in the Company's 401(k) plan and 5,000 options exercisable within 60 days.

  (21) Mr. Thorn's beneficial ownership includes 5,600 shares of common stock and 11,300 options exercisable within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 1998 the Company had no relationships or related transactions with its officers, directors or securities holders of more than five percent that would require disclosure under Securities and Exchange Commission Regulation S-K, Item 404.

STOCK PERFORMANCE(22)

         The following graph compares the most recent five year market-value performance of the Company's common stock to the NASDAQ US and Foreign Stock Index, and a hazardous waste industry peer group23 which the Company believes accurately reflects its competitors. The graph assumes that the value of the investment in the common stock and each index was $100 at December 31, 1989.




PERFORMANCE GRAPH

                                   1993      1994      1995      1996      1997      1998
                                   ----      ----      ----      ----      ----      ----
American Ecology Corporation      204.0     175.9      78.8      30.4      30.7      30.6
NASDAQ US & Foreign Stock         181.1     175.3     243.6     267.2     348.2     384.5
Peer Group                         69.1      56.3      64.8      66.5      45.8      51.6




                                    [GRAPH]





-------------------------------------

  (22) Notwithstanding filings by the Company with the SEC that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, this performance graph shall not be incorporated by reference into such filings and shall not be deemed to be filed with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

  (23) The companies which make up the Company's peer group are: 3CI Complete Compliance Corp.; American Medical Tech, Inc.; American Waste Services; Clean Harbors Inc.; Laidlaw Environmental Services, Inc.; Metalclad Corp.; Mobley Environmental Services, Inc.; Molten Metal Technology; Perma-Fix Environmental Services, Inc.; Philip Services Corporation; Safety Kleen Corp.; and Waste Masters, Inc.

                        STOCKHOLDER PROPOSALS AT THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

         Stockholder proposals submitted for inclusion in the Company's 2000 proxy materials and consideration at the 2000 annual meeting of stockholders must be received by the Company no later than December 13, 1999. Stockholder proposals should be submitted to the Secretary of American Ecology Corporation, 805 W. Idaho, Suite 200, Boise, Idaho 83702. Any such proposal should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

                                  OTHER MATTERS

         The management of the Company knows of no other matters which may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

                          AMERICAN ECOLOGY CORPORATION

                                 April 12, 1999

                          AMERICAN ECOLOGY CORPORATION

                   AMENDED AND RESTATED 1992 STOCK OPTION PLAN


                                    ARTICLE I

                                     PURPOSE

         The purpose of this Amended and Restated 1992 Stock Option Plan (the "Plan") of American Ecology Corporation, a Delaware corporation (the "Company") is to secure for the Company and its shareholders the benefits arising from stock ownership by selected executive and other key employees of the Company or its subsidiaries as the Board of Directors of the Company (the "Board"), or a Committee constituted for such purpose, may from time to time determine. The Plan will provide a means whereby (i) such employees may purchase shares of the Common Stock of the Company pursuant to stock options which will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) such employees or other persons may purchase shares of the Common Stock of the Company pursuant to "non-incentive" or "non-qualified" stock options.

                                   ARTICLE II

                                 ADMINISTRATION

         The Plan shall be administered by the Compensation Committee. The Committee shall at all times consist of not less than two members of the Board, and shall not include any persons that are not members of the Board. All members of the Committee shall be selected by (and serve at the pleasure of) the Board. All members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Act of 1934, as amended (the "1934 Act"). Subject to the express provisions of the Plan and the policies of each stock exchange on which any of the Company's stock may at any time be traded, the Committee shall have plenary authority, in its discretion, to recommend to the Board the individuals within the class set forth in Article IV to whom, and the time and price per share at which, stock options shall be granted, the number of shares to be subject to each stock option and the other terms and provisions of their respective Agreements (as defined herein), which need not be identical. In making such recommendations and determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

         Subject to the express provisions of the Plan, the Committee shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used therein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan (iv) to recommend to the Board the terms and provisions of the respective stock options, (v) to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be



                                  EXHIBIT A-1
binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries. The Committee shall hold meetings at such time and places as it may determine. Acts by the majority of the Committee or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, or fill vacancies however caused, subject to the requirements that the members of the Committee shall be "disinterested persons" as described above and that there always be at least two members of the Committee. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

                                   ARTICLE III

                   SHARES SUBJECT TO PLAN AND DURATION OF PLAN

         Under the Plan, the Board may, but only upon recommendation of the Committee, grant to eligible persons incentive stock options (as defined in the Code) and/or non-qualified stock options, to purchase up to but not exceeding an aggregate amount of 800,000 shares of the Company's common stock, $0.01 per share par value ("Common Stock"). Shares subject to stock options under the Plan may be either authorized and unissued shares or issued shares that have been acquired by the Company and held in its treasury, in the sole discretion of the Board. When stock options have been granted under the Plan and have lapsed unexercised or partially unexercised or have been surrendered for cancellation by the optionee thereof, the unexercised shares which were subject thereto may be reoptioned under the Plan. No stock options shall be granted more than ten years after the effective date of the Plan.

                                   ARTICLE IV

                          ELIGIBILITY AND PARTICIPATION

         To the fullest extent permitted by applicable laws, all executive and other key employees of the Company or of any subsidiary corporation (as defined in Section 424(f) of the Code) shall be eligible for selection to fully participate in the Plan; provided, however, that no member of the Committee shall be entitled to receive a stock option under this Plan while serving as a member of the Committee. Directors of the Company who are not regular employees of the Company are not eligible to participate in the Plan. An individual who has been granted a stock option may, if such individual is otherwise eligible, be granted an additional stock option or options if the Board or the Committee shall so determine, subject to the other provisions of the Plan.

                                    ARTICLE V

                      TERMS AND CONDITIONS OF STOCK OPTIONS

         Each stock option granted under the Plan shall be evidenced by a stock option agreement (the "Agreement"), the form of which shall have been approved by the Committee. The Agreement


                                  EXHIBIT A-2
shall be executed by the Company and the optionee and shall set forth the terms and conditions of the stock option, which terms and conditions shall include, but not be limited to the following:

                  (a) Stock Option Price. The stock option price shall be determined by the Committee, but shall not in any event be less than the par value of the Common Stock.

                  (b) Term of Stock Option. The term of the stock option shall be selected by the Committee, but in no event shall such term exceed ten years from the date such stock option is granted. Each such stock option shall be subject to earlier termination as hereinafter provided.

                  (c) Transferability. The stock options granted hereunder shall not be transferable other than by will or operation of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the lifetime of the optionee, stock options granted hereunder shall be exercisable only by the optionee or the optionee's guardian or legal representative.

                  (d) Vesting. The Committee shall have complete discretion in determining when stock options granted hereunder are to vest; provided, however, that the sale of shares issued on the exercise of a stock option by any person subject to Section 16 of the 1934 Act shall not be allowed until at least six months after the later of (i) the approval of this Plan by the shareholders of the Company in accordance with
         Article XV hereof or (ii) the grant of the stock option. Such determination for each stock option is to be made prior to or at the time that the stock option is granted.

                  (e) Termination of Employment. In the event of an optionee's termination of employment with the Company for any reason other than death, all stock options shall terminate to the extent they were not exercisable at the date of the optionee's termination, but to the extent they were then exercisable by the optionee, the optionee shall be entitled to exercise such stock options for a period of 30 days from the date of the optionee's termination. Upon the termination of an optionee's employment by reason of death, the optionee's stock options shall terminate to the extent they were not exercisable at the date of the optionee's death, but to the extent they were then exercisable by the optionee, the optionee's estate or the beneficiaries thereof shall be entitled to exercise such stock options for a period of one year from the date of the optionee's death but not thereafter. Notwithstanding any other provisions of this subparagraph (e), no stock option shall be exercised after the expiration of ten years from the date such stock option is granted.

                  (f) Other Conditions. At its sole discretion, the Committee may impose other conditions upon the stock options granted hereunder, so long as those conditions do not conflict with any other provisions of the Plan. Such conditions may include, by way of illustration, but not by way of limitation, percentage limitations upon the exercisability of stock options granted hereunder.



                                  EXHIBIT A-3

                                   ARTICLE VI

                             INCENTIVE STOCK OPTIONS

         The Committee and the Board, in recommending and granting stock options hereunder, shall have the discretion to determine that certain stock options shall be incentive stock options, as defined in Section 422 of the Code, while other stock options shall be non-qualified stock options. Neither the members of the Committee, the members of the Board nor the Company shall be under any obligation or incur any liability to any person by reason of determination by the Committee or the Board whether a stock option granted under the Plan shall be an incentive stock option or a non-qualified stock option. The provisions of this Article VI shall be applicable to all incentive stock options at any time granted or outstanding under the Plan.

         All incentive stock options granted or outstanding under the Plan shall be granted and held subject and in compliance with terms and conditions physically set forth in Articles II, III, IV and V hereof, and, in addition, subject to and in compliance with the following further terms and conditions:

                  (a) The stock option price of all incentive stock options shall not be less than 100% of the Fair Market Value (as defined below) of one share of the Company's Common Stock at the time the stock option is granted (not withstanding any provision of Article V hereof to the contrary);

                  (b) No incentive stock option shall be granted to any person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation of the Company, provided, however, that this ownership limitation will be waived if at the time the stock option is granted the stock option price is at least 110% of the Fair Market Value of one share of the Company's Common Stock and such stock option by its terms is not exercisable after the expiration of five years from the date such option is granted;

                  (c) An incentive stock option shall not be transferable other than by will or by laws of descent and distribution, and shall be exercisable during the lifetime of the optionee, only by the optionee; and

                  (d) The aggregate Fair Market Value of all shares of Common Stock (determined at the time of the grant of the stock option) with respect to which incentive stock options are exercisable for the first time by any optionee during any one calendar year shall not exceed $100,000.



                                  EXHIBIT A-4

                                   ARTICLE VII

                            EXERCISE OF STOCK OPTIONS

         Each stock option granted hereunder may be exercised in such installments during the period prior to its expiration date as the Board or the Committee shall determine; provided that, unless otherwise determined by the Board or Committee, if the optionee shall not in any given installment period purchase all of the shares which the optionee is entitled to purchase in such installment period, then the optionee's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the optionee's stock option. No stock option may be exercised for a fraction of a share and no partial exercise of any stock option may be for less than 100 shares.

         The purchase price of the shares of Common Stock acquired upon exercise of a stock option shall be paid in full at the time of exercise in cash or by certified or cashier's check payable to the order of the Company, or, upon receipt of all required regulatory approvals, if any, by delivery of shares of Common Stock of the Company already owned by, and in the possession of the stock option holder having a Fair Market Value equal to such stock option price, or any combination thereof. Shares of Common Stock used to satisfy the exercise price of a stock option shall be valued at their Fair Market Value determined as of the close of business on the date such stock option is exercised, or if such date is not a business day, on the business day immediately preceding the date of exercise. Deliveries of cash, shares and notices to the Company shall be directed to the Secretary of the Company.

         No stock option granted hereunder shall be exercisable unless the Plan and all shares issuable on the exercise thereof have been registered under the Securities Act of 1933, as amended (the "1933 Act") and all other applicable securities laws, and there is available for delivery a prospectus meeting the requirements of Section 10 of the 1933 Act, or the Company shall have first received the opinion of its counsel that registration under the 1933 Act and all other applicable securities laws is not required in connection with such issuance. At the time of exercise, if the shares with respect to which the stock option is being exercised have not been registered under the 1933 Act and all other applicable securities laws, the Company may require the optionee to provide the Company whatever written assurance counsel for the Company may require that the shares are being acquired for investment and not with a view to the distribution thereof, and that the shares will not be disposed of without the written opinion of such counsel that registration under the 1933 Act and all other applicable securities laws is not required. Share certificates issued to the optionee upon exercise of the stock shall bear a legend to the foregoing effect to the extent counsel for the Company deems it advisable.

                                  ARTICLE VIII

                        FAIR MARKET VALUE OF COMMON STOCK

         For purposes of the Plan, the term "Fair Market Value" on any date shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange or national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or


                                  EXHIBIT A-5
admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange or national market system, the mean between the bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not so furnished through NASDAQ or a similar organization, the value established by the Board for purposes of the Plan. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                   ARTICLE IX

                                 WITHHOLDING TAX

         Upon (i) the disposition by an employee or other person of shares of Common Stock acquired pursuant to the exercise of an incentive stock option granted pursuant to the Plan within two years of the granting of the incentive stock option or within one year after exercise of the incentive stock option, or
(ii) the exercise of "non-incentive" or "non-qualified" stock options, the Company shall have the right to require such employee or such other person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

                                    ARTICLE X

                                   ADJUSTMENTS

         (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the Company's directors and shareholders, the number of shares provided for in each outstanding stock option and the price per share thereof, and the number of share provided for in the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company's Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock), a stock split, a reverse stock split, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, and shall also be proportionately adjusted in the event of a spin-off, spin-out, or other distribution of assets to shareholders of the Company, to the extent necessary to prevent dilution of the interests of grantees pursuant to the Plan or of the other shareholders of the Company, as applicable. If the Company shall engage in a merger, consolidation, reorganization or recapitalization, each outstanding stock option (or if such transaction involves less than all of the shares of the Company's Common Stock, then a number of stock options proportionate to the number of such involved shares), shall become exercisable for the securities and other consideration to which a holder of the number of shares of the Company's Common Stock subject to each such stock option would have been entitled to receive in any such merger, consolidation reorganization or recapitalization.



                                  EXHIBIT A-6

         (b) Significant Event. In the event of a potential merger or consolidation involving the Company regardless of whether the Company is the surviving entity of such merger or consolidation, a potential liquidation or dissolution of the Company, a potential sale or other disposition by the Company of all or substantially all of its assets, or a potential sale or other disposition by the shareholders of the Company of all or substantially all of the outstanding Common Stock to one purchaser (any such merger, consolidation, liquidation, dissolution or sale being referred to herein as a "Significant Event"), then the Company shall have the option of terminating all outstanding stock options upon the actual occurrence of the Significant Event, by notice to all optionees at least 15 days before the occurrence of the Significant Event. In consideration for this option of the Company to terminate outstanding stock options, the Company, if it exercises its option, shall waive any and all restrictions on the vesting of optionees' rights under stock options granted pursuant to this Plan, and optionees' rights under their respective stock options shall vest in full, subject to the actual occurrence of the Significant Event. Any exercise by an optionee in these circumstances may be conditioned upon the occurrence of the Significant Event. If the Company exercises its option under this paragraph (b), upon the actual occurrence of the Significant Event, each outstanding stock option shall terminate. If the potential Significant Event does not in fact occur for any reason, then the Company's exercise of its option under this paragraph (b) shall have no effect and the optionees' rights will be vested only to the extent that they would be vested if the Company had never exercised its option under this paragraph (b).

         (c) Change of Par Value. In the event of a change in the Company's Common Stock which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

         (d) Miscellaneous. The adjustments provided for in this Article shall be made by the Committee whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided in this Article, the holder of a stock option shall not be entitled to the privilege of stock ownership as to any shares of Common Stock or other stock not actually issued and delivered to the holder. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to the number or price of shares of the Company's Common Stock subject to any stock option. The grant of a stock option pursuant to the Plan shall not affect in any way the right or power of the Company to, among other things, make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve or liquidate or sell or transfer all or any part of its business or assets.

                                   ARTICLE XI

                          PRIVILEGES OF STOCK OWNERSHIP

         No person entitled to exercise any stock option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon exercise of such stock option until certificates representing such shares shall have been issued and delivered.



                                  EXHIBIT A-7

                                   ARTICLE XII

                         ISSUANCE OF STOCK CERTIFICATES

         Upon exercise of a stock option, the person exercising the stock option shall be entitled to one stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock of the Company in payment of a portion or all of the purchase price of Common Stock purchased upon exercise of the stock option shall be entitled to receive a separate certificate representing the number of shares purchased in consideration of the tender of such Common Stock.

                                  ARTICLE XIII

                           CONTINUATION OF EMPLOYMENT

         Nothing contained in the Plan (or in any stock option granted pursuant to the Plan) shall confer upon any employee any right to continue in the employ of the Company or any subsidiary corporation or constitute or any contract or agreement of employment or interfere in any way with the right of the Company or any subsidiary corporation to reduce any person's compensation from the rate in existence at the time of the granting of a stock option or to terminate such person's employment. Nothing contained herein or in any Agreement shall affect any other contractual rights of an employee.

                                   ARTICLE XIV

                           AMENDMENT OR DISCONTINUANCE

         The Board or the Committee may at any time and from time to time amend, rescind, suspend or terminate the Plan, as it shall deem advisable, provided that the Plan may not be amended in any manner which would cause the Plan to no longer comply with Rule 16b-3 of the General Rules and Regulations under the 1934 Act, or any successor rule, or the provision of the Code applicable to incentive stock options, as such rule or provision shall read as of the time of amendment. In addition to Board approval of any amendment to the Plan, if Rule 16b-3 of the General Rules and Regulations under the 1934 Act, or any successor rule, or the provisions of the Code applicable to incentive stock options, as such rule or provision shall read as of the time of amendment, requires shareholder approval of such amendment, then such amendment shall be approved by the holders of a majority of the voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such shareholders duly held in accordance with the applicable laws of this state or of the jurisdiction in which the Company is incorporated.

         No change may be made in, and no amendment, rescission, suspension or termination of the Plan shall have an effect on, stock options previously granted under the Plan which may impair or alter the rights or obligations of the holders thereof, except that any change may be made in stock options previously granted with the consent of the optionees.




                                  EXHIBIT A-8

                                   ARTICLE XV

                  EFFECTIVE DATE OF PLAN; SHAREHOLDER APPROVAL

         The Plan shall be effective as of March 3, 1994, the date on which it received the approval of a majority of the disinterested members of the Board. However, the Plan and all stock options granted under the Plan (but not the previous 1992 Stock Option Plan of the Company) shall be void if the Plan is not approved by the shareholders within 12 months from the date the Plan is approved by the Board in which case, the previous 1992 Stock Option Plan of the Company shall remain in full force and effect. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative votes of the holders of a majority of the outstanding voting stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated. Any stock options granted under the Plan (but not the previous 1992 Stock Option Plan of the Company) prior to obtaining such shareholder approval shall be granted under the conditions that the stock options so granted (1) shall not be exercisable prior to such shareholder approval, and (2) shall become null and void if such shareholder approval is not obtained.






                                  EXHIBIT A-9

                          AMERICAN ECOLOGY CORPORATION

                       THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, hereby revoking all prior proxies, hereby appoints Jack
K. Lemley, Robert S. Thorn and Joseph J. Nagel and each of them, proxies, with full and several power of substitution, to represent and to vote all the shares of Common Stock of AMERICAN ECOLOGY CORPORATION that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of AMERICAN ECOLOGY CORPORATION to be held on May 13, 1999, and at any adjournment(s) thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.

                (Continued and to be SIGNED on the reverse side)



                              FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH OF THE MATTERS STATED.
                                                                                                                   PLEASE MARK
                                                                                                                   YOUR VOTE AS  [X]
                                                                                                                   INDICATED IN
                                                                                                                   THIS EXAMPLE

1. Election of Directors (to withhold authority to vote for any individual members, strike through the members name in the blank below).

     FOR all nominees                 WITHHOLD              Rotchford L. Barker, Paul C. Bergson, Keith D. Bronstein,
     listed to the right             AUTHORITY              Patricia M. Eckart, Edward F. Heil, Jack K. Lemley,
     (except as marked)       to vote for all nominees      Paul F. Schutt, John J. Scoville
       to the contrary)          listed to the right

           [ ]                          [ ]

2. To amend the Company's 1992 Employee Stock
   Option Plan and increase the shares available for grant from 800,000 to 1,300,000.

          FOR       AGAINST        ABSTAIN

          [ ]         [ ]            [ ]

3. To amend the Company's Restated Certificate of      4. To ratify the selection of Balukoff, Lindstrom & Co., P.A. as
   Incorporation to increase authorized common            the Company's independent auditors for fiscal year 1999.
   stock from 25,000,000 to 50,000,000 shares.
          FOR       AGAINST        ABSTAIN                       FOR       AGAINST        ABSTAIN
          [ ]         [ ]            [ ]                         [ ]         [ ]            [ ]

5. Such other business as may properly come before the meeting or any adjournments thereof.

                                                                 _ _ _ _   The undersigned acknowledges receipt of the Notice of the
                                                                        |  aforesaid Annual Meeting, the Proxy Statement and Annual
                                                                        |  Report accompany the same, each dated April 12, 1999.

                                                                           Date:                                            , 1999
                                                                                 -------------------------------------------

                                                                           -------------------------------------------------------
                                                                                          SIGNATURE OF STOCKHOLDER

                                                                           -------------------------------------------------------
                                                                                          SIGNATURE, IF HELD JOINTLY